Exhibit 99.1

Union Bank & Trust Names David V. Ring Commercial Banking Group Executive

Richmond, Va., September 14, 2017 - Union Bank & Trust has named David V. Ring Executive Vice President and Commercial Banking Group Executive effective September 27, 2017.

“David brings extensive experience in developing and leading commercial banking teams across multiple regions and states as well as in smaller and larger institutions,” said John C. Asbury, President and CEO of Union Bankshares Corporation (“Union” or the “company”). “He understands how to build teams that serve the credit, depository and treasury management needs of commercial businesses, commercial real estate developers and not-for-profit organizations. David also knows how to establish more efficient processes to make banking easier for clients and teammates - both of which are important to our continued path to becoming Virginia’s regional bank.”

“Over the years, I’ve enjoyed helping businesses of all sizes meet their financial needs and developing teams that deliver an outstanding customer experience,” said David V. Ring. “I am excited to join Union’s team at this point in their growth cycle and as they continue to move forward as the preeminent banking organization headquartered in Virginia.”

Ring, 53, was most recently Executive Vice President and Executive Managing Director at Huntington National Bank leading its middle market, university, non-profit and Huntington Business Credit teams. Prior to joining Huntington, he was with First Niagara Financial Group as managing director and head of wholesale banking. With more than 25 years of experience, Ring started his banking career at Wachovia Bank, ultimately leading its middle market, business banking and government banking teams from Virginia to Boston. After Wachovia’s acquisition by Wells Fargo, Ring became regional head for Greater New York and Connecticut. Union’s commercial banking, community development banking and treasury management services teams will report to him.

Ring received his B.S. in Finance from Providence College.

ABOUT UNION BANKSHARES CORPORATION
Headquartered in Richmond, Virginia, Union Bankshares Corporation (NASDAQ: UBSH) is the holding company for Union Bank & Trust, which has 111 banking offices and approximately 173 ATMs located throughout Virginia. Non-bank affiliates of the holding company include: Union Mortgage Group, Inc., which provides a full line of mortgage products, Old Dominion Capital Management, Inc., which provides investment advisory services, and Union Insurance Group, LLC, which offers various lines of insurance products.

Additional information on the Company is available at http://investors.bankatunion.com.

Union Bankshares Corporation
September 14, 2017
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Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact, are based on certain assumptions as of the time they are made, and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” “should,” or words of similar meaning or other statements concerning opinions or judgment of Union or its management about future events. Although Union believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of Union will not differ materially from any projected future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to the effects of and changes in general economic and bank industry conditions, the interest rate environment, regulatory requirements, changes in laws and regulations, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, accounting standards or interpretations of existing standards, mergers and acquisitions, technology, and consumer spending and savings habits. Forward-looking statements speak only as of the date they are made and Union undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Contact: Bill Cimino (804) 448-0937, VP and Director of Corporate Communications

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